GUIDESTONE FUNDS

Supplement dated August 5, 2008

to

Prospectus dated August 5, 2008

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I. CHANGES IN SUB-ADVISERS OF GROWTH EQUITY FUND

At a quarterly Board meeting held on July 24 and 25, 2008 (the “Meeting”) the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), voted to terminate the sub-advisory agreements with RCM Capital Management LLC (“RCM”) and with TCW Investment Management Company (“TCW”) each on behalf of the Growth Equity Fund (the “Fund”). At the Meeting, the Board, including the Independent Trustees, approved on behalf of the Fund (1) a new sub-advisory agreement among Columbus Circle Investors (“CCI”), GuideStone Capital Management (the “Adviser”) and the Trust, and (2) a new sub-advisory agreement among Rainier Investment Management, Inc. (“Rainier”), the Adviser and the Trust. It is currently intended that portions of the Fund managed by RCM and TCW will be managed by each of CCI and Rainier effective on or about August 18, 2008. The Adviser believes these sub-advisory changes will enhance and solidify the Fund’s core-, relative growth- and high growth-oriented exposure. Marsico Capital Management, LLC and Sands Capital Management, LLC will continue to act as sub-advisers to the Fund.

The investment objective, policies and restrictions of the Fund will not change.

Under the sub-heading “Sub-Advisers,” the paragraphs titled “RCM Capital Management LLC” on page 121 and “TCW Investment Management Company” on page 122 should be deleted in their entirety. The following paragraphs should be inserted prior to and after, respectively, the paragraph titled “Marsico Capital Management, LLC” under the heading Growth Equity Fund on page 121 of the Prospectus:

Columbus Circle Investors (“CCI”), Stamford, Connecticut: Founded in 1975, CCI is a bottom-up, growth-oriented equity manager and specializes in the management of discretionary accounts for a variety of organizations, including corporate, public, Taft-Hartley, endowment/foundations and healthcare institutions. As of June 30, 2008, CCI had assets under management of approximately $15.2 billion. CCI utilizes a growth-oriented investment philosophy of “positive momentum and positive surprise” which strives to invest in good companies getting stronger and in companies whose fundamentals are exceeding investor expectations. Anthony Rizza, CFA, Senior Managing Director/Portfolio Manager, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Rizza has been with CCI since 1991 and has 20 years of experience.

Rainier Investment Management, Inc.® (“Rainier”), Seattle, Washington: Although incorporated in 1989, Rainier’s origin extends back to 1973 through predecessor organizations. As of June 30, 2008, Rainier had assets under management of approximately $17.9 billion. The firm provides investment management services almost exclusively to institutional investors, including public sector, deferred compensation and 401(k) plans and sub-advisory clients. Equity management functions are vertically integrated with equity managers controlling the research and portfolio management processes. Rainier uses a team approach to manage its assigned portion of the Fund. The team is led by James Margard, CFA and includes Daniel Brewer, CFA Mark Broughton, CFA, Mark Dawson, CFA and Peter Musser, CFA. Mr. Margard holds the positions of Principal, Chief Investment Officer and Director of Equity Management. Messrs. Brewer, Broughton, Dawson and Musser each hold the positions of Principal and Senior Equity Portfolio Manager. Each member of the team has more than five years of experience with Rainier.

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GUIDESTONE FUNDS

Supplement dated August 5, 2008

to

Statement of Additional Information dated August 5, 2008

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

In the section describing Control Persons of Sub-Advisers for the Growth Equity Fund, the paragraphs titled “RCM Capital Management LLC” on page 44 and “TCW Investment Management Company” on page 45 should be deleted in their entirety. The following paragraphs should be inserted prior to and after, respectively, the paragraph titled “Marsico Capital Management, LLC”:

Columbus Circle Investors (“CCI”), Stamford, Connecticut: CCI is 30% owned by five active CCI employees. In January 2005, Principal Global Investors, LLC (“Principal”), a wholly-owned subsidiary of Principal Financial Group®, acquired a 70% ownership interest in CCI to make the firm’s capabilities available to Principal clients. CCI maintains full investment autonomy with no changes to the firm’s process, philosophy or team. Principal is a diversified asset management organization, and the firm’s investment capabilities encompass an extensive range of equity, fixed income and real estate investments as well as specialized overlay and advisory services.

Rainier Investment Management, Inc.® (“Rainier”), Seattle, Washington: Rainier has been 100% owned and operated by the firm’s investment professionals since 1991.

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The Other Accounts Managed chart beginning on page 48 of the SAI is amended to replace in its entirety the information under the section entitled “RCM Capital Management LLC” with the following information:

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within
each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based in
							the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Columbus Circle Investors ††
Anthony Rizza, CFA	10	$5,289.4	4	$118.9	111	$6,061.1	N/A	N/A	N/A	N/A	3	$223.1
Rainier Investment Management, Inc.® *††	9	$9,451.9	1	$141.9	149	$7,731.9	N/A	N/A	N/A	N/A	N/A	N/A
James Margard, CFA
Daniel Brewer, CFA
Mark Broughton, CFA
Mark Dawson, CFA
Peter Musser, CFA

*	The Sub-Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.
††	The information for Columbus Circle Investors and Rainier Investment Management, Inc.® is provided as of June 30, 2008.

In addition, under the section entitled “TCW Investment Management Company” on page 53, the information for Craig C. Blum should be deleted in its entirety.

In the section describing Portfolio Manager Compensation beginning on page 55 of the SAI, the paragraph titled “RCM Capital Management LLC” should be deleted in its entirety and add the following which are current as of June 30, 2008:

Columbus Circle Investors (“CCI”). CCI seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions and salary surveys.

Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the pre-tax performance of the investment strategy relative to the applicable benchmark for the proceeding one-year period and the role that person plays in adding to the overall value added to the portfolio(s). The benchmark for measuring performance of the Growth Equity Fund is the Russell 1000® Growth Index.

Equity Payments. Professional staff who are partners of CCI also receive quarterly distributions based upon their equity ownership share and firm profitability.

All CCI employees are eligible to participate in a competitive benefits package, including health and retirement benefits. The retirement benefits are in the form of a 401(k) plan.

Rainier Investment Management, Inc.® (“Rainier”). Rainier believes a compensation structure should be aligned with client interests and the promotion of company culture. To accomplish this, Rainier’s portfolio managers/analysts (which are one in the same) are compensated with a fixed base salary covering basic lifestyle requirements and then a share of the company profits, in proportion to the share ownership of each of the portfolio managers. Rainier’s philosophy is to have all portfolio managers be shareholders. The firm believes this best aligns the portfolio management team’s interest in delivering the best overall portfolio returns and promotes a culture of cooperation as all shareholders’ total compensation is closely aligned with how well Rainier does.

In Appendix B — Proxy Voting beginning on page B-1 of the SAI, the paragraph titled “RCM Capital Management LLC” should be deleted in its entirety and add the following:

Columbus Circle Investors (“CCI”). CCI generally exercises proxy voting authority for the firm’s clients, unless the client has retained proxy voting authority, in which case CCI will consult with such client regarding proxy voting decisions as requested. For those clients for whom CCI has undertaken to vote proxies, CCI has adopted standard voting parameters addressing the vast majority of proxy matters with which the firm is familiar and outsources the function of voting clients’ proxies in accordance with these parameters to Institutional Shareholder Services, Inc. (“ISS”). CCI has adopted the following proxy voting parameters: (1) when voting on ballot items that are fairly common management sponsored initiatives (such as election of directors, approval of auditors, elimination of cumulative voting and preemptive rights, etc.) such items are generally, although not always, voted affirmatively; (2) when voting on items that have a potential substantive financial or best interest impact (such as elimination of other classes of stock and voting rights, stock purchase plans, reduction in supermajority vote requirements, etc.) such items are generally, although not always, voted affirmatively; and (3) when voting on items which have a potential substantive financial or best interest impact, certain items (such as capitalization changes, anti-takeover provisions, amendments to by-laws that would require super-majority shareholder votes to pass or repeal certain provisions, etc.) are generally not voted in support of the proposed management initiative. With respect to shareholder proposals, the proxy voting parameters require a close examination of the relationship of the proposal to the best interest of shareholders. CCI has also adopted parameters for voting on shareholder proposals.

CCI delegates certain authority to ISS to determine whether extenuating circumstances are presented by a proxy vote that would require additional vote-specific analysis beyond the application of CCI’s voting parameters. If ISS makes such a determination, the matter is forwarded to the chief administrative officer and chief compliance officer for review. ISS will also present to CCI any specific matters not addressed within the standard voting parameters for consideration. The oversight of the CCI proxy voting policy is administered by the chief administrative officer and chief compliance officer.

CCI regularly reviews the firm’s proxy voting practices to determine whether any material conflicts of interest are present. In that regard, CCI will annually review business, financial and personal relationships to determine whether any conflicts of interest exist and will assess the impact of any such conflicts of interest. CCI’s clients include publicly traded companies in which clients’ assets may be invested. Proxies issued by these companies will be voted according to CCI’s general parameters, to eliminate the effect of any potential conflict of interest. In the event of a vote involving a conflict of interest that does not meet the specific voting parameters of CCI’s proxy voting guidelines or requires additional company specific decision-making, CCI will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Rainier Investment Management, Inc.® (“Rainier”). As an investment adviser, Rainier is a fiduciary that owes each client duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. When the firm has proxy voting authority, the duty of care requires Rainier to monitor corporate events and to vote the proxies. Rainier will analyze each proxy on a case-by-case basis, informed by the firm’s guidelines, subject to the requirement that all votes shall be cast solely in the long-term interest of clients and will not subrogate client interest to the firm’s own. Rainier’s guidelines are intended to cover the most significant and frequent proxy issues that arise, and the firm will revise the guidelines as events warrant. The oversight of the Rainier proxy policy shall be administered by the Proxy Policy Committee. The chairman and the Proxy Policy Committee members shall be named by Rainier’s Board of Directors and generally are made up of equity portfolio managers and any other employee the Board deems appropriate. The Proxy Policy Committee meets as often as necessary to meet the committee’s obligations under the policy, but no less frequently than once each calendar year.

Rainier votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services, Inc. (“ISS”). ISS makes recommendations based on independent, objective analysis of the economic interests of shareholders. This process ensures that Rainier votes in the best interests of advisory clients and mutual fund shareholders and insulates the firm’s voting decisions from any potential conflicts of interest. Rainier relies on the recommendations of ISS and retains ultimate responsibility for the votes. Subject to the Proxy Policy Committee procedures, the firm has the ability to override ISS vote recommendations on a case-by-case basis on: (i) issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines; and (ii) issues that ISS considers on a case-by-case basis. Rainier will only do so, however, if the firm believes a different vote is in the best interests of clients and mutual fund shareholders.

To the extent Rainier desires to override ISS’ vote recommendations for the reasons noted above, the Proxy Policy Committee will consider whether the proxy voting decision poses a material conflict between Rainier’s interest and that of the relevant clients. If the Proxy Policy Committee determines that a proxy proposal raises a material conflict between Rainier’s interests and a client’s interest, Rainier will resolve such a conflict in the manner described below, in the firm’s discretion:

(i.)	Rainier may follow the recommendation of another nationally recognized third-party proxy advisory service, document the firm’s reasons for overriding ISS and vote in accordance with the recommendation of the other third party;

(ii.)	Rainier may decide independently how to vote the proxies notwithstanding the firm’s material conflict of interest, provided Rainier carefully and fully documents the reasons for voting in the manner proposed;

(iii.)	Rainier may, in the firm’s discretion, disclose the conflict to each affected client and vote as directed by the client if Rainier receives a timely response from the client (and Rainier may abstain from voting in the absence of a timely client response);

(iv.)	Rainier may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

(v.)	Rainier may abstain from voting on the proposal if: (a) Rainier determines that an abstention is in the best interest of the affected clients as a whole, (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) Rainier concludes that the value of the affected clients’ economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) Rainier has not received a timely response from the client; or

(vi.)	Rainier may implement any other procedure that results in a decision that is demonstrably based on the client’s best interest and not the product of the conflict.

The following disclosure is added to the section Description of Investments and Risks

Structured Notes. The Bond Funds and the Small Cap Equity Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by entities such as industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in certain factors such as a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). Also, they can be used to hedge the risks associated with other investments a Fund holds.

Structured notes involve special risks and may be considered derivative instruments. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the adviser’s forecast as to changes in relevant economic financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply.

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